Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Valspar Corporation (the "Company") on Form 10-Q for the quarter ended July 25, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
M. Rompala, Chief Executive Officer of the Company and I, Paul C. Reyelts, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Richard M. Rompala
                                        ----------------------------------------
                                            Richard M. Rompala
                                            Chairman and Chief Executive Officer

                                            September 8, 2003

                                        /s/ Paul C. Reyelts
                                        ----------------------------------------
                                            Paul C. Reyelts
                                            Senior Vice President, Finance
                                            (Chief Financial Officer)

                                            September 8, 2003